Exhibit 10.3

                             DRESSER-RAND GROUP INC.
                   GRANT NOTICE FOR 2008 STOCK INCENTIVE PLAN
                                RESTRICTED STOCK

FOR GOOD AND VALUABLE CONSIDERATION, Dresser-Rand Group Inc. (the "Company"), hereby grants to Grantee named below the number of Common Shares (the "Restricted Shares") specified below (the "Award"), upon the terms and subject to the conditions set forth in this Grant Notice, the Dresser-Rand Group Inc. 2008 Stock Incentive Plan (the "Plan") and the Standard Terms and Conditions (the "Standard Terms and Conditions") adopted under such Plan and provided to Grantee, each as amended from time to time. Each Restricted Share is subject to the conditions set forth in this Grant Notice, the Plan and the Standard Terms and Conditions. This Award is granted pursuant to the Plan and is subject to and qualified in its entirety by the Standard Terms and Conditions. The Standard Terms and Conditions may be accessed through Grantee's personal Smith-Barney Benefit Access account in the Plan Documents section.

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Name of Grantee:
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Grant Date:
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Number of Restricted Shares:
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Vesting Schedule/"Period of Restriction":
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By accepting this Grant Notice, Grantee acknowledges that he or she has received and read, and agrees that this Award shall be subject to, the terms of this Grant Notice, the Plan and the Standard Terms and Conditions.



DRESSER-RAND GROUP INC.
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                                                       Grantee Signature
By
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Title:                                    Address (please print):
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                             DRESSER-RAND GROUP INC.
                        STANDARD TERMS AND CONDITIONS FOR
                                RESTRICTED STOCK

These Standard Terms and Conditions apply to any Award of restricted Common Shares (the "Restricted Shares") granted to an employee of the Company under the Dresser-Rand Group Inc. 2008 Stock Incentive Plan (the "Plan"), which are evidenced by a Grant Notice or an action of the Committee that specifically refers to these Standard Terms and Conditions.

1.    TERMS OF RESTRICTED SHARES

      Dresser-Rand Group Inc., a Delaware corporation (the "Company"), has granted to the Grantee named in the Grant Notice provided to said Grantee herewith (the "Grant Notice") an award of a number of Restricted Shares (the "Award") of the Company's common stock, $0.01 par value per share specified in the Grant Notice. The Award is the terms and subject to the conditions set forth in the Grant Notice, these Standard Terms and Conditions, and the Plan, each as amended from time to time. For purposes of these Standard Terms and Conditions and the Grant Notice, any reference to the Company shall, unless the context requires otherwise, include a reference to any Subsidiary, as such term is defined in the Plan.

2.    VESTING OF RESTRICTED STOCK

      The Restricted Shares are subject to forfeiture and may not be sold, assigned, transferred, pledged or otherwise directly or indirectly encumbered or disposed of (collectively, "Transferred") until the expiration of a "Period of Restriction" specified in the Grant Notice. Except as otherwise provided herein, the Period of Restriction shall expire on each of the dates set forth in the Grant Notice as long as the Grantee remains an employee of the Company or other service provider to the Company on the applicable vesting date.

      Notwithstanding anything contained in these Standard Terms and Conditions to the contrary, (i) if the Grantee's employment terminates by reason of death or Disability during the Period of Restriction, a pro rata portion of the Restricted Shares shall become nonforfeitable, and unless otherwise determined by the Committee, the remaining Restricted Shares shall be forfeited as of the date of such termination and (ii) if the Grantee's employment terminates for any reason other than death or Disability, any Restricted Shares held by the Grantee for which the Period of Restriction has not then expired shall be forfeited as of the date of such termination. For purposes of this Section 2, "pro-rata portion" means a percentage, where the numerator is the portion of the vesting period of the Restricted Shares that expired prior to the Grantee's termination, and the denominator is the number of days in such period.


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3.    RIGHTS AS STOCKHOLDER/LEGEND

      The Grantee shall have the right to vote the Restricted Shares, but shall otherwise enjoy none of the rights of a stockholder (including the right to receive dividends or equivalent payments) during the Period of Restriction.

      The Restricted Shares shall be registered in the Grantee's name on the Grant Date through a book entry credit in the records of the Company's transfer agent, but shall be recorded as restricted non-dividend paying shares of Common Shares until the expiration of the Period of Restriction. Upon the expiration of the Period of Restriction with respect to any Restricted Shares, the Company shall instruct its transfer agent to record such shares as unrestricted. In the event any stock certificates are issued in respect of the Restricted Shares during the Period of Restriction, such certificates shall bear a restrictive legend determined by the Committee until the expiration of the Period of Restriction with respect to such shares.

4.    CHANGE IN CONTROL

      Unless otherwise provided in an employment, severance or other agreement between the Company and the Grantee, the Committee shall determine the effect of a Change in Control on the Restricted Shares. Without limitation, the Committee may provide for the acceleration of vesting of, or the lapse of transfer or other similar restrictions on, any unvested Restricted Shares or for the assumption or substitution of Restricted Shares by the Grantee's employer (or the parent or an Affiliate of such employer) or other service recipient that engages the Grantee immediately following the Change in Control.

5.    RESTRICTIONS ON RESALES OF SHARES

      The Company may impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by the Grantee or other subsequent transfers by the Grantee of any Restricted Shares, including without limitation (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by Grantee and other holders and (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

6.    INCOME TAXES

      The Company shall not instruct the transfer agent to remove the restrictions applicable to any Restricted Shares at the expiration of the Period of Restriction unless and until the Grantee has made arrangements satisfactory to the Committee to satisfy applicable withholding tax obligations. Unless otherwise permitted by the Committee, withholding shall be effected by withholding Common Shares that vest on the applicable vesting date. The Grantee acknowledges that the Company shall have the right to deduct any taxes required to be withheld by law in connection wit the vesting of the Restricted Shares from any amounts payable by it to the Grantee (including, without limitation, future cash wages).


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7.    NON-TRANSFERABILITY OF AWARD

      The Grantee represents and warrants that the Restricted Shares are being acquired by the Grantee solely for the Grantee's own account for investment and not with a view to or for sale in connection with any distribution thereof. The Grantee further understands, acknowledges and agrees that, except as otherwise provided in the Plan, prior to their vesting, the Restricted Shares may not be sold, assigned, transferred, pledged or otherwise directly or indirectly encumbered or disposed of except to the extent expressly permitted hereby and at all times in compliance with the U.S. Securities Act of 1933, as amended, and the rules and regulations of the Securities Exchange Commission thereunder, and in compliance with applicable state securities or "blue sky" laws and non-U.S. securities laws. Unless permitted by the Committee, prior to their vesting, the Restricted Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by the Grantee other than by will or the laws of descent and distribution.

8.    THE PLAN AND OTHER AGREEMENTS

      In addition to these Terms and Conditions, the Award shall be subject to the terms of the Plan, which are incorporated into these Standard Terms and Conditions by this reference. Certain capitalized terms not otherwise defined herein are defined in the Plan. In the event of a conflict between the terms and conditions of these Standard Terms and Condition and the Plan, the Plan controls.

      Subject to the next paragraph, the Grant Notice, these Standard Terms and Conditions and the Plan constitute the entire understanding between the Grantee and the Company regarding the Award, and any prior agreements, commitments or negotiations concerning the Award are superseded.

      The Award (including the terms described herein) are subject to the provisions of the Plan and, if the Grantee is outside the U.S., there may be an addendum containing special terms and conditions applicable to grants in the Grantee's country. The grant of the Restricted Shares to any such Grantee is contingent upon the Grantee executing and returning any such addendum in the manner directed by the Company.

9.    NOT A CONTRACT FOR EMPLOYMENT.

      Nothing in the Plan, in the Grant Notice, these Standard Terms and Conditions or any other instrument executed pursuant to the Plan shall confer upon the Grantee any right to continue in the Company's employ or service nor limit in any way the Company's right to terminate the Grantee's employment or other service at any time for any reason.

10.   SEVERABILITY.

      In the event that any provision of these Standard Terms and Conditions is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of these Standard Terms and Conditions shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.


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11.   HEADINGS.

      The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of these Standard Terms and Conditions, nor shall they affect its meaning, construction or effect.

12.   FURTHER ASSURANCES.

      Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of these Standard Terms and Conditions.

13.   BINDING EFFECT.

      These Standard Terms and Conditions shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

14.   ELECTRONIC DELIVERY

      By executing the Grant Notice, the Grantee hereby consents to the delivery of information (including, without limitation, information required to be delivered to the Grantee pursuant to applicable securities laws) regarding the Company and the Subsidiaries, the Plan, and the Restricted Shares via Company web site or other electronic delivery.


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